UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 29, 2009

SEQUENOM, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-29101	77-0365889
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3595 JOHN HOPKINS COURT

SAN DIEGO, CALIFORNIA 92121

(Address of Principal Executive Offices)

(858) 202-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 29, 2009, we announced in a press release that the expected launch of our SEQureDx DownTM syndrome test has been delayed due to the discovery of employee mishandling of research and development (“R&D”) test data and results. Accordingly, we are no longer relying on our previously announced R&D test data and results. We have not changed our plans to develop in parallel our RNA- and DNA-based methods for the Down syndrome test and are endeavoring to have a validated test in the fourth quarter of 2009. We now intend to launch the Down syndrome test upon publication in a peer-reviewed journal of the results from on-going, independent clinical studies.

Our board of directors has formed a special committee of independent directors to oversee an independent investigation of the employees’ activity related to the test data and results. The committee has engaged independent counsel to assist the committee in the conduct of the investigation.

Although we are not aware of any potentially inappropriate activity related to the reported results of our other tests under development, we are currently reviewing the data for all tests. As a result of this ongoing review the Rhesus D, Cystic Fibrosis and Fetalxy tests are now anticipated to begin launching in the third quarter of 2009.

The following information is being filed for the purpose of updating our publicly disclosed description of risk factors.

Risk Factors

You should consider carefully the following risk factor, together with all of the other information included in this Current Report. If any of such risks actually occur, our business could be materially harmed, and our financial condition and results of operations could be materially and adversely affected. The risks and uncertainties described below and in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 in Item 1A under “Risk Factors,” and as updated in any future filings we make with the Securities and Exchange Commission, are not the only ones facing us. Additional risks and uncertainties, not presently known to us, or that we currently see as immaterial, may also harm our business.

The mishandling of R&D test data and results for our Down syndrome test could materially adversely affect our business, financial condition and results of operations.

We have announced that we have delayed the expected launch of our Down syndrome test due to the discovery of employee mishandling of R&D test data and results. We have also announced that we are no longer relying on the previously announced R&D test data and results. We believe these announcements have had a material adverse impact on our reputation, which is likely to take a significant amount of time and effort to repair. Our board of directors has appointed a special committee of independent directors to oversee an independent investigation of the employees’ activities related to the test data and results. In connection with these events and the ongoing investigation, we will incur additional expenses that we had not previously planned to incur, and we may face significant liabilities as a result of these events and investigation. These events and the investigation may affect us in a number of additional ways, such as diverting management’s attention from our business and hindering our ability to recruit and retain qualified personnel. The expenses of the investigation, any additional liabilities that we incur and any additional effects of the events and investigation each may have a material adverse effect on our business, operating results or financial condition. We can give no assurance regarding the ultimate findings of the investigation or any remedial actions that may be taken in response to such findings.

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We have also announced that in addition to the delay in the launch of our Down syndrome test, there will be delays in the launch of other diagnostic tests that we have under development as we complete data reviews for these tests. The launch of any of our tests will require the completion of certain clinical development and commercialization activities and the expenditure of additional cash resources. We can give no assurance that we will be able to successfully complete the clinical development of any test under development. While we believe that we have or can marshal the cash resources to complete clinical development and commercialization activities with respect to each test, we can give no assurance that we will not have to reduce other expenditures or raise additional capital to do so or that we will be able to reduce our expenditures sufficiently or raise enough capital to complete clinical development or commercialization for any test. Any failure to complete clinical development or commercialization of a test could have a material adverse effect on our business, operating results or financial condition.

Forward-Looking Statements

Except for the historical information contained herein, the matters set forth in this Current Report, including statements regarding our current plans to develop and launch a Down syndrome test and other diagnostic tests and the sufficiency of our financial resources to do so, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the risks and uncertainties associated with our ability to develop and commercialize new technologies and products, particularly new technologies such as noninvasive prenatal diagnostics and laboratory developed tests, reliance upon the collaborative efforts of other parties, our ability to manage our existing cash resources or raise additional cash resources, competition, intellectual property protection and intellectual property rights of others, government regulation particularly with respect to diagnostic products and laboratory developed tests, obtaining or maintaining regulatory approvals, the independent investigation and other risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2008 and other documents subsequently filed with or furnished to the Securities and Exchange Commission. These forward-looking statements are based on current information that may change and you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update any forward-looking statement to reflect events or circumstances after the issuance of this Current Report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUENOM, INC.

Date: April 29, 2009	By:	/s/ Clarke W. Neumann
Clarke W. Neumann Vice President and General Counsel

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